                             ARTICLES SUPPLEMENTARY
                                       OF
                         THE HARTFORD MUTUAL FUNDS, INC.

         The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue sixteen billion (16,000,000,000) shares of $0.001 par value common stock, having an aggregate par value of sixteen million dollars ($16,000,000), as listed below:

                                                            CLASS A         CLASS B          CLASS C        CLASS Y
                       SERIES                                SHARES           SHARES          SHARES          SHARES
-----------------------------------------------------     -----------     -----------     -----------     -----------
The Hartford Advisers Fund                                375,000,000     175,000,000     110,000,000     100,000,000

The Hartford Capital Appreciation Fund                    285,000,000     175,000,000     110,000,000      50,000,000

The Hartford Capital Preservation Fund                    285,000,000      75,000,000     200,000,000     100,000,000

The Hartford Disciplined Equity Fund                      125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Dividend and Growth Fund                     325,000,000      75,000,000      50,000,000      50,000,000

The Hartford Equity Income Fund                           125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Focus Fund                                   125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Focus Growth Fund                            125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Global Communications Fund                   125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Global Financial Services Fund               125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Global Health Fund                           125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Global Leaders Fund                          125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Global Technology Fund                       125,000,000      75,000,000      50,000,000      50,000,000

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
The Hartford High Yield Fund                              125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Income Fund                                  125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Inflation Plus Fund                          155,000,000     105,000,000      90,000,000      50,000,000

The Hartford International Capital Appreciation Fund      125,000,000      75,000,000      50,000,000      50,000,000

The Hartford International Opportunities Fund             125,000,000      75,000,000      50,000,000      50,000,000

The Hartford International Small Company Fund             125,000,000      75,000,000      50,000,000      50,000,000

The Hartford MidCap Fund                                  225,000,000      75,000,000     110,000,000      50,000,000

The Hartford MidCap Value Fund                            125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Money Market Fund                          1,200,000,000     500,000,000     500,000,000     500,000,000

The Hartford Principal Protection Fund                    125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Short Duration Fund                          125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Small Company Fund                           125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Stock Fund                                   125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Tax-Free California Fund                     125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Tax-Free New York Fund                       125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Total Return Bond Fund                       125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Value Fund                                   125,000,000      75,000,000      50,000,000      50,000,000

                                                CLASS A         CLASS B       CLASS C       CLASS Y         CLASS D
                   SERIES                       SHARES          SHARES         SHARES        SHARES          SHARES
------------------------------------------    -----------     ----------     ----------    ----------     -----------
The Hartford Aggressive Growth                100,000,000     50,000,000     50,000,000    50,000,000      50,000,000
Allocation Fund

The Hartford Balanced Allocation Fund         100,000,000     50,000,000     50,000,000    50,000,000      50,000,000

The Hartford Conservative Allocation Fund     100,000,000     50,000,000     50,000,000    50,000,000      50,000,000

The Hartford Growth Allocation Fund           100,000,000     50,000,000     50,000,000    50,000,000      50,000,000

The Hartford Income Allocation Fund           100,000,000     50,000,000     50,000,000    50,000,000      50,000,000

The Hartford DCA Money Fund Series I                                                                      300,000,000

The Hartford DCA Money Fund Series II                                                                     300,000,000

The Hartford DCA Money Fund Series III                                                                    300,000,000

The Hartford DCA Money Fund Series IV                                                                     300,000,000

The Hartford DCA Money Fund Series V                                                                      300,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to sixteen billion eight hundred million (16,800,000,000) shares having an aggregate par value of sixteen million eight hundred thousand dollars ($16,800,000), as classified below:

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
                                                           CLASS A          CLASS B         CLASS C         CLASS Y
                    SERIES                                  SHARES          SHARES           SHARES         SHARES
-----------------------------------------------           -----------     -----------     -----------     -----------
The Hartford Advisers Fund                                375,000,000     175,000,000     110,000,000     100,000,000

The Hartford Capital Appreciation Fund                    285,000,000     175,000,000     110,000,000      50,000,000

The Hartford Capital Preservation Fund                    285,000,000      75,000,000     200,000,000     100,000,000

The Hartford Disciplined Equity Fund                      125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Dividend and Growth Fund                     325,000,000      75,000,000      50,000,000      50,000,000

The Hartford Equity Income Fund                           125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Focus Fund                                   125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Focus Growth Fund                            125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Global Communications Fund                   125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Global Financial Services Fund               125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Global Health Fund                           125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Global Leaders Fund                          125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Global Technology Fund                       125,000,000      75,000,000      50,000,000      50,000,000

The Hartford High Yield Fund                              125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Income Fund                                  125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Inflation Plus Fund                          155,000,000     105,000,000      90,000,000      50,000,000

The Hartford International Capital Appreciation           125,000,000      75,000,000      50,000,000      50,000,000
Fund

The Hartford International Opportunities Fund             125,000,000      75,000,000      50,000,000      50,000,000

The Hartford International Small Company Fund             125,000,000      75,000,000      50,000,000      50,000,000

The Hartford MidCap Fund                                  225,000,000      75,000,000     110,000,000      50,000,000

The Hartford MidCap Value Fund                            125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Money Market Fund                          1,200,000,000     500,000,000     500,000,000     500,000,000

The Hartford Principal Protection Fund                    125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Select MidCap Growth Fund                    200,000,000     200,000,000     200,000,000     200,000,000

The Hartford Short Duration Fund                          125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Small Company Fund                           125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Stock Fund                                   125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Tax-Free California Fund                     125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Tax-Free New York Fund                       125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Total Return Bond Fund                       125,000,000      75,000,000      50,000,000      50,000,000

The Hartford Value Fund                                   125,000,000      75,000,000      50,000,000      50,000,000

                                                CLASS A        CLASS B        CLASS C       CLASS Y          CLASS D
                SERIES                          SHARES          SHARES         SHARES        SHARES          SHARES
-----------------------------------------     -----------     ----------     ----------    ----------      ----------
The Hartford Aggressive Growth                100,000,000     50,000,000     50,000,000    50,000,000      50,000,000
Allocation Fund

The Hartford Balanced Allocation Fund         100,000,000     50,000,000     50,000,000    50,000,000      50,000,000

The Hartford Conservative Allocation Fund     100,000,000     50,000,000     50,000,000    50,000,000      50,000,000

The Hartford Growth Allocation Fund           100,000,000     50,000,000     50,000,000    50,000,000      50,000,000

The Hartford Income Allocation Fund           100,000,000     50,000,000     50,000,000    50,000,000      50,000,000

The Hartford DCA Money Fund Series I                                                                      300,000,000

The Hartford DCA Money Fund Series II                                                                     300,000,000

The Hartford DCA Money Fund Series III                                                                    300,000,000

The Hartford DCA Money Fund Series IV                                                                     300,000,000

The Hartford DCA Money Fund Series V                                                                      300,000,000

THIRD: Shares of the Corporation's Class A, B, C, D and Y common stock shall have all of the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

FIFTH: At a meeting on July 27-28, 2004 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to THE HARTFORD SELECT MIDCAP GROWTH FUND, a new series of the Corporation.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Kevin J. Carr, its Vice President, and attested to by Richard Kirk, its Assistant Secretary, this 19th day of August 2004.

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                                         THE HARTFORD MUTUAL FUNDS, INC.

Attest:

/s/ Richard Kirk                     By:  /s/ Kevin J. Carr
------------------                        ------------------
Richard Kirk                              Kevin J. Carr
Assistant Secretary                       Vice President

I, Kevin J. Carr, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.

                                               /s/ Kevin J. Carr
                                               ---------------------------
                                               Kevin J. Carr